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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) September 15, 2000
                                                 ------------------------------



                                   Digital Island, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                   000-26283               680322824
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(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)


 45 Fremont Street, 12th Floor, San Francisco, California              94105
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code     (415) 738-4100
                                                  -----------------------------



                                   Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 2    ACQUISITION OR DISPOSITION OF ASSETS
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          On September 15, 2000, Digital Island, Inc. ("Digital Island")
completed the acquisition of SoftAware, Inc. ("SoftAware") pursuant to the terms of the Agreement and Plan of Reorganization dated as of July 17, 2000 (the "Merger Agreement") by and among Digital Island, SoftAware and Ocean
Acquisition Corp., a wholly owned subsidiary of Digital Island ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into SoftAware, with SoftAware surviving the merger as a wholly owned subsidiary of Digital Island (the "Merger").

          In the Merger, each outstanding share of SoftAware capital stock was converted into the right to receive 0.3692 shares of Digital Island common stock and $0.7877 in cash. Digital Island also assumed outstanding options to acquire SoftAware common stock and converted these into options to acquire Digital Island common stock at the same exchange ratio used in the Merger for outstanding SoftAware capital stock. The terms of the Merger were determined through arms-length negotiations between Digital Island and SoftAware. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The purpose of the Merger is to enhance the combined company's reach as a provider of comprehensive network services for global e-business applications.

          Attached and incorporated herein by reference in its entirety as 99.1 is a copy of the press release dated September 15, 2000 announcing the effectiveness of the Merger.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements of Business Acquired.
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          The financial statements required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or before November 21, 2000.

     (b)  Pro Forma Financial Information
          --------------------------------

          The pro forma financial information required to be filed will be filed as an amendment to this Form 8-K under cover of Form 8-K/A on or before November 21, 2000.

     (c)  Exhibits.  The following documents are filed as an exhibit to this
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report:

          2.1 Agreement and Plan of Reorganization, dated as of July 17, 2000, by and among Digital Island, Inc., Ocean Acquisition Corp. and SoftAware, Inc.

          99.1 Press Release, dated September 15, 2000, issued by Digital Island announcing the completion of Digital Island's acquisition of SoftAware.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Digital Island, Inc.
                                           (Registrant)


Date: September 22, 2000                           By:  /s/ T.L. Thompson
                                                        -----------------------
                                                        T.L. Thompson
                                                        Chief Financial Officer
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                                 EXHIBITS INDEX
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   Exhibit         Description
   -------         -----------

   2.1 Agreement and Plan of Reorganization, dated as of July 17, 2000, by and among Digital Island, Inc., Ocean Acquisition Corp. and SoftAware, Inc.

   99.1 Press Release, dated September 15, 2000, issued by Digital Island announcing the completion of Digital Island's acquisition of SoftAware.